UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)    April 7, 2005

Home Director, Inc.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-12284 (Commission File Number)	52-2143430 (IRS Employer Identification No.)

1475 South Bascom Avenue, Suite 210, Campbell, California 95008 (Address of principal executive offices)

(408) 559-3100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.   Changes in Registrant’s Certifying Accountant.

        (a)        On April 7, 2005, Mahoney Cohen & Company, CPA, P.C. (“Mahoney Cohen”), resigned as the independent registered public accounting firm of Home Director, Inc. (the “Company”) The audit reports issued by Mahoney Cohen on the consolidated financial statements of the Company for the years ended December 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles, except that the report on the consolidated financial statements of the Company for the year ended December 31, 2003 contained an explanatory paragraph raising substantial doubt about the Company’s ability to continue as a going concern.

        In connection with its audits of the Company’s financial statements for the fiscal years ended December 31, 2003 and 2002 and during the interim period from January 1, 2004 through the date of Mahoney Cohen’ resignation as auditors to the Company, there were no disagreements between the Company and Mahoney Cohen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mahoney Cohen, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Company’s consolidated financial statements and there were no reportable events as described in Item 304(a)(1)(iv) of Regulation S-B.

        The Company provided Mahoney Cohen with a copy of the statements contained in this Current Report on Form 8-K and requested that Mahoney Cohen furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Mahoney Cohen agrees with such statements, and if not, stating in which respects it does not agree. A copy of Mahoney Cohen’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

        (b)        On January 18, 2007, the Company engaged Bedinger & Company as the Company’s independent registered public accounting firm to audit the Company’s financial statements for its fiscal years ending December 31, 2004, 2005 and 2006. During the Company’s two fiscal years ended December 31, 2006, and during the subsequent interim period preceding the engagement of Bedinger & Company, the Company did not consult with Bedinger & Company regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements, or any other matter that was either the subject of a disagreement (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-B) or a reportable event (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-B).

Item 9.01   Financial Statements and Exhibits

         (d)  Exhibits.

16.1	Letter of Mahoney Cohen & Company, P.C., to the Securities and Exchange Commission, dated January 25, 2007

SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 25, 2007	By:	HOME DIRECTOR, INC. /s/ Daryl Stemm Daryl Stemm Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
16.1	Letter of Mahoney Cohen & Company, P.C., to the Securities and Exchange Commission, dated January 25, 2007

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